UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2011

THERAPEUTICSMD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  951 Broken Sound Parkway NW, Suite 320, Boca Raton, FL  33487
 (Address of principal executive offices and Zip Code)

(561) 961-1911
 (Registrant’s telephone number, including area code)

N/A
(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Page

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01                      Entry into a Material Definitive Agreement                                                                                 3

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02                      Unregistered Sales of Equity Securities                                                                                   3

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      (d) Exhibits                                                                                                                                    4

Throughout this Report, the terms "we," "us," "our," "Therapeutics," or "our Company" refers to TherapeuticsMD, Inc., f/k/a AMHN, Inc., a Nevada corporation.

Section 1 – Registrant's Business and Operations

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Debt Conversion Agreements

In September and October, 2011, VitaMed sold Convertible Promissory Notes ("Convertible Notes") in the aggregate of $534,160. The Convertible Notes bore interest at the rate of four percent (4%) per annum and were due December 1, 2011.   Upon the consummation of the merger between VitaMed and the Company, the Convertible Notes were convertible at the option of VitaMed into shares of the Company's Common Stock at $0.38 per share.  On November 18, 2011, the Company gave notice to the holders of the Convertible Notes that the conversion provisions would be exercised and the aggregate principal amount of $534,160 plus accrued interest through November 18, 2011 of approximately $3,585 would be converted into an aggregate of 1,415,136 shares of the Company's Common Stock.

The foregoing description of the Convertible Notes is qualified, in entirety, by reference to the agreement, a form of which is attached as an exhibit to this Report and is incorporated by reference to this Item 1.01.

Promissory Notes

On November 18, 2011, the Company issued two Promissory Notes in the principal amount of $100,000 each (the "Notes") to current shareholders of the Company.  The Notes bear interest at the rate of 6% per annum and are due on March 1, 2012.  The foregoing description of the Notes is qualified, in entirety, by reference to the Note, a form of which is attached as an exhibit to this Report and is incorporated by reference to this Item 1.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02                      Unregistered Sales of Equity Securities

As described above in Item 1.01 (incorporated herein by reference), on November 18, 2011, the Company exercised its option to convert the aggregate principal amount of $534,160 plus accrued interest through November 18, 2011 of approximately $3,585 due under the Convertible Notes into an aggregate of 1,415,136 shares of the Company's Common Stock.

The shares were issued in reliance upon the exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act. The certificates evidencing the above-mentioned shares contain a legend (i) stating that the shares have not been registered under the Act and (ii) setting forth or referring to the restrictions on transferability and sale of the shares under the Act.

The foregoing description of the Convertible Notes is qualified, in entirety, by reference to the agreement, a form of which is attached as an exhibit to this Report and is incorporated by reference to this Item 3.02.

Section 9 – Financial Statements and Exhibits

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exh. No.	Date	Document

10.0	September 2011	Convertible Promissory Note, form of(1)
10.1	November 18, 2011	Promissory Note, form of*

____________________________
 *   Filed herewith.

(1) Filed as an exhibit to Form 8-K/A, Amendment No. 1, filed with the Commission on November 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2011                                                                           THERAPEUTICSMD, INC.

By: /s/Robert G. Finizio
          Robert G. Finizio, Chief Executive Officer